
COLUMBIA FUNDS TRUST I                               COLUMBIA FUNDS TRUST VI
Columbia High Yield Opportunity Fund                 Columbia Growth & Income Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund                     COLUMBIA FUNDS TRUST VIII
Columbia Tax-Managed Growth Fund II                  Columbia Income Fund
Columbia Tax-Managed Value Fund                      Columbia Intermediate Bond Fund
Columbia Tax-Managed Aggressive Growth Fund
                                                     COLUMBIA FUNDS TRUST IX
COLUMBIA FUNDS TRUST II                              Columbia High Yield Municipal Fund
Columbia Money Market Fund
                                                     COLUMBIA FUNDS TRUST XI
COLUMBIA FUNDS TRUST III                             Columbia Large Cap Core Fund
Columbia Contrarian Income Fund                      Columbia Large Cap Growth Fund
Columbia Federal Securities Fund                     Columbia Disciplined Value Fund
Columbia Mid Cap Value Fund                          Columbia Small Company Equity Fund
Columbia Liberty Fund                                Columbia Young Investor Fund
                                                     Columbia Growth Stock Fund
COLUMBIA FUNDS TRUST IV                              Columbia Dividend Income Fund
Columbia Municipal Money Market Fund                 Columbia Asset Allocation Fund

COLUMBIA FUNDS TRUST V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund


The Funds listed above are referred to each as a "Fund" and collectively as the "Funds" and the Trusts listed above are referred to collectively as "Trusts."

                                   Supplement to Prospectuses
                                  Class A, B C and Z Shares

     1. The disclosure under the heading "How to Exchange Shares" for Class A, B and C is revised in its entirety as follows:

     You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. Each Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage each Fund. See "Fund Policy on Trading of Fund Shares" for each Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

     2. The disclosure under the heading "How to Exchange Shares" for Class Z is revised in its entirety as follows:

You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchagne is a taxable event, and you may realize a gain or a loss for tax purposes. Each Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage each Fund. See "Fund Policy on Trading of Fund Shares" for each Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer indentification numbers available when calling.

     3. The disclosure under the heading "Fund Policy on Trading of Fund Shares" is revised in its entirety as follows:

Purchases and exchanges should be made for investment purposes only. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. Each Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in each Fund. However, as discussed below, each Fund cannot ensure that all such activity can be identified or terminated.

Right to Reject or Restrict Orders and Close Accounts. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when each Fund believes it is in its shareholders' best interest. In the event that each Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading.

Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that each Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. Each Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on each Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by each Fund and its agents are not anticipated to identify all frequent trading.





                                                              March 15, 2004